UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2007

InPlay Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-15069	88-0308867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13845 North Northsight Boulevard Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (480) 586-3300

234 South Extension Road
Mesa, Arizona 85210
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 13, 2007, InPlay Technologies, Inc. ("Registrant") reported financial results for the second quarter ended June 30, 2007. A copy of the press release is attached as exhibit 99.1. The information in this report, including Item 9.01 and Exhibit 99.1, is being furnished pursuant to Item 2.02 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

The Registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Registrant's expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report is available on the Registrant's website located at www.inplaytechnologies.com, although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit(s)

99.1	Press Release from InPlay Technologies, Inc., dated August 13, 2007, entitled "InPlay Technologies Announces Financial Results for Second Quarter 2007"

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InPlay Technologies, Inc. (Registrant)
August 13, 2007 (Date)	/s/ STEVEN P. HANSON Steven P. Hanson Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX:
Exhibit No.	Description:
99.1	Press release from InPlay Technologies, Inc., dated August 13, 2007, entitled "InPlay Technologies Announces Financial Results for Second Quarter 2007"